SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e) (2)
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4) Proposed maximum aggregate value of transaction:

           5) Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:

                    PHOENIX STRATEGIC ALLOCATION FUND, INC.


                               101 Munson Street
                        Greenfield, Massachusetts 01301

                               ----------------

    Notice of Special Meeting in lieu of the Annual Meeting of Shareholders
                              September 10, 1998

                               ----------------
To the Shareholders:

     A Special Meeting in lieu of the Annual Meeting of Shareholders of Phoenix Strategic Allocation Fund, Inc. (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Thursday, September 10, 1998 at 10:00 a.m. for the following purposes:

   (1) To fix at twelve the number of Directors to serve until the next Annual Meeting and until their successors are chosen and qualified, and to elect the number of Directors so fixed;

   (2) To ratify or reject the selection of Price Waterhouse LLP, independent accountants, to audit financial statements of the Fund;

   (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed July 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation.

                                     By Order of the Board of Directors,



                                     G. JEFFREY BOHNE, Clerk


Greenfield, Massachusetts
August 4, 1998

                    PHOENIX STRATEGIC ALLOCATION FUND, INC.


                               101 Munson Street
                        Greenfield, Massachusetts 01301

                               ----------------

                                PROXY STATEMENT
                               A Special Meeting
  in Lieu of The Annual Meeting of Shareholders to be Held September 10, 1998

                               ----------------
     The enclosed proxy is solicited by the Board of Directors of Phoenix Strategic Allocation Fund, Inc. (the "Fund") for use at the Special Meeting in lieu of the Annual Meeting of Shareholders to be held on Thursday, September 10, 1998, and at any adjournment thereof. Shareholders of record at the close of business on July 23, 1998 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 19,455,157.615 shares, par value $1 per share, of the Fund (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.

     All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Fund.

     In the event that insufficient votes in favor of any of the items set forth in the attached Notice of the meeting are received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment with respect to those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

     If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purposes of calculating the vote with respect to such matter.

     As used in this Proxy Statement, the term "interested person" has the meaning provided therefor in the Investment Company Act of 1940 (the "1940 Act").

     This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about August 4, 1998. A copy of the Fund's most recent annual report will be furnished, without charge, to any shareholders upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll free, at (800) 243-4361.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information as of July 21, 1998 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of the Fund's equity securities.


             Name of shareholder                  Class      Number of shares     Percent of Class
---------------------------------------------   ---------   ------------------   -----------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.     Class B          37,476.849             5.53%
ATTN: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, Florida 32246

     On July 21, 1998, nominees for Director and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.

                                   PROPOSALS

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


     The By-Laws of the Fund provide that the Board of Directors shall consist of not fewer than two Directors and that the number of Directors for each year shall be fixed by vote at the meeting at which they are elected. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Directors at twelve and for the election as Directors the nominees named below. All of the nominees have been recommended by the Nominating Committee, which consists solely of Directors who are not interested persons of the Fund. All of the nominees are presently serving as Directors of the Fund. The Directors are recommending that the shareholders fix the number of Directors at twelve and elect the persons whom they have nominated for election.

     Each of the nominees has agreed to serve as a Director if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Directors will hold office until the earlier of their retirement or the next annual meeting of shareholders and the selection and qualification of their successors. As noted below, Messrs. Morris and Roth will retire from the Board of Directors effective January 1, 1999. Currently, there are no plans to replace them upon their retirement. Executive officers are elected at the first meeting of the Board of Directors following the annual meeting of shareholders and hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until their successors are chosen and qualified.

     The following table sets forth information as to the principal occupations during the past five years of nominees for election as Directors and of the Fund's executive officers and also sets forth information as to certain other directorships held by nominees for election as Directors.

Nominees for Election as Directors

     *ROBERT CHESEK, 64, Director since 1981. (Chairman from 1989 to 1994). Trustee/Director, the Phoenix Funds (1981-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since

1996). Director (1981-1994) and Chairman (1992-1994), Phoenix Investment Counsel, Inc. Trustee/Director and Chairman, the National Affiliated Investment Companies (May 1993-December 1993). Vice President, Common Stock, Phoenix Home Life Mutual Insurance Company (1991-1993).

     E. VIRGIL CONWAY, 69, Director since 1993. Chairman, Metropolitan Transportation Authority (since 1992). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee/Director, Consolidated Edison Company of New York, Inc. (1970-present), Pace University (1978-present), Atlantic Mutual Insurance Company (1974-present), HRE Properties (1989-present), Greater New York Councils, Boy Scouts of America (1985-present), Union Pacific Corp. (1978-present), Centennial Insurance Company (1974-present), Josiah Macy, Jr. Foundation (1975-present), the Harlem Youth Development Foundation (1987-present), Accuhealth (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present). Chairman, New York Housing Partnership Development Corp. (1981-present). Advisory Director, Fund Directions (1993-present) and Blackrock Freddie Mac Mortgage Securities Fund (1990-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund (1989-1996). Member (1990-1995), Chairman (1992-1995), Financial Accounting Standards Advisory Council (1992-1995). Director/Trustee, the National Affiliated Investment Companies (1987-1993).

     HARRY DALZELL-PAYNE, 68, Director since 1993. Trustee/Director, Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Director, Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the National Affiliated Investment Companies (1987-1993). Formerly, a Major General of the British Army.

     **FRANCIS E. JEFFRIES, 67, Director since 1995. Director/Trustee, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Income Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-present), and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present). Director, The Empire District Electric Company (1984-present). Director (1989-1997), Chief Executive Officer (1989-1995) and President (1989-1993), Phoenix Investment Partners, Ltd.

     LEROY KEITH, JR., 59, Director since 1993. Chairman and Chief Executive Officer, Carson Products Company (since 1995). Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Equifax Corporation (since 1991) and Evergreen International Fund, Inc. (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust. Director, and President, Morehouse College (1987-1994). Chairman and Chief Executive Officer, Keith Ventures (1992-1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     **PHILIP R. McLOUGHLIN, 51, Director and President since 1993. Chairman (1997-present), Director (1995-present), Vice Chairman (1995-1997) and Chief Executive Officer (1995-present), Phoenix Investment Partners, Ltd. Executive Vice President, Investments, Phoenix Home Life Mutual Insurance Company (1988-present). Director/Trustee and President, the Phoenix Funds (since 1989), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present). Director (1984-present) and President (1990-present), Phoenix Equity Planning Corporation. Director (1983-present) and Chairman (1995-present), Phoenix Investment Counsel, Inc. Director and Chairman, National Securities & Research Corporation (1993-present). Director, Phoenix Realty Securities, Inc. (1994-present). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     ***EVERETT L. MORRIS, 70, Director since 1995. Vice President, W.H. Reaves and Company (1993-present). Director/Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since
1991) and Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1993). Director, Public Service Enterprise Group, Inc. (1986-1993). President and Chief Operating Officer, Enterprise Diversified Holdings, Inc. (1989-1993).

     **JAMES M. OATES, 52, Director since 1987. Chairman, IBEX Capital Markets LLC (since 1997). Managing Director, The Wydown Group (since 1994). Trustee/Director, the Phoenix Funds (1987-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Director, AIB Govett Funds (since 1991), Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since
1995), Blue Cross and Blue Shield of New Hampshire (since 1994), Plymouth Rubber Co. (since 1995), Stifel Financial (since 1996) and Command Systems, Inc. (since 1998). Vice Chairman, Massachusetts Housing Partnership (since
1992). Member, Chief Executives Organization (since 1996). President and Chief Executive Officer, Neworld Bank (1984-1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     **CALVIN J. PEDERSEN, 56, Director since 1995. Director (since 1986), President (since 1993) and Executive Vice President (1992-1993), Phoenix Investment Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present) and Duff & Phelps Utilities Income Inc. (since 1994).

     ***HERBERT ROTH, JR., 69, Director since 1986. Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Boston Edison Company (since 1978), Landauer, Inc. (medical services) (since 1970), Tech Ops./Sevcon Inc. (electronic controllers) (since 1987), and Mark IV Industries (diversified manufacturer) (since 1985). Director, Phoenix Home Life Mutual Insurance Company (1972-1998) and Key Energy Group (oil rig service) (1988-1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     RICHARD E. SEGERSON, 52, Director since 1993. Managing Director, Mullin Associates (since 1993). Trustee/ Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Vice President and General Manager, Coats & Clark, Inc. (previously Total American, Inc.) (1991-1993). Director/Trustee, the National Affiliated Investment Companies (1984-1993).

     LOWELL P. WEICKER, JR., 67, Director since 1995. Trustee/Director, the Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, UST Inc. (since 1995), HPSC, Inc. (since 1995), Compuware (since 1996), Burroughs Welcome Fund (since 1996). Visiting Professor, University of Virginia (since
1997). Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1997). Governor of the State of Connecticut (1991-1995).

     *Indicates that the nominee was an officer of the investment adviser during the last five years. Until 1994, Mr. Chesek served as Chairman of the Fund's investment adviser.

     **Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Messrs. Jeffries, McLoughlin, Oates, and Pedersen are directors and stockholders of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) and, therefore, are "interested persons" of the Fund's investment adviser and "interested persons" of the Fund.

     ***Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Directors effective January 1, 1999.

Executive Officers

   (Other than Philip R. McLoughlin, President, who is described above.)

     MICHAEL E. HAYLON, 40, Executive Vice President since 1995. Director and Executive Vice President-Investments, Phoenix Investment Partners, Ltd. (since
1995). Executive Vice President, Phoenix Funds (since 1995) and Phoenix-Aberdeen Series Fund (since 1996). Executive Vice President (since
1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Director (since 1994) and President (since 1995), Phoenix Investment Counsel, Inc. Director (since 1994) and President (since 1996), National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (1993-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

     JAMES D. WEHR, 40, Senior Vice President since 1997. Managing Director, Fixed Income (since 1996), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed Income (since 1996), Vice President (1993-1996), National Securities & Research Corporation. Senior Vice President (since 1997), Vice President (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President (since 1997), Vice President (1990-1997), Phoenix Series Fund; Senior Vice President (since 1997), Vice President (1991-1997), The Phoenix Edge Series Fund; Senior Vice President (since 1997), Vice President (1993-1997), Phoenix California Tax Exempt Bonds, Inc.; Senior Vice President (since 1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund and Phoenix Income and Growth Fund (since 1997). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free Income Inc. (since 1997) Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (1991-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

     WILLIAM E. KEEN, III, 34, Vice President since 1996. Assistant Vice President (since 1996), Director, Mutual Fund Compliance (1995-1996), Phoenix Equity Planning Corporation. Assistant Vice President, Phoenix Investment Counsel, Inc. (since 1998) and National Securities & Research Corporation (since 1998). Vice President, Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Assistant Vice President, USAffinity Investments LP, (1994-1995); Treasurer and Secretary USAffinity Funds (1994-1995). Manager, Fund Administration, SEI Corporation (1991-1994).

     WILLIAM R. MOYER, 53, Vice President since 1993. Senior Vice President and Chief Financial Officer, Phoenix Investment Partners, Ltd. (since 1995). Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation. Director (since 1998), Senior Vice President (since 1994), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (since 1994), National Securities & Research Corporation. Director (since 1998), Senior Vice President (since
1990), Chief Financial Officer (since 1996), Finance (until 1996) and Treasurer (since 1994), Phoenix Investment Counsel, Inc. Vice President, the Phoenix Funds (since 1990), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996). Senior Vice President and Chief Executive Officer, Duff & Phelps Investment Management Co. (since 1996). Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. (until 1995). Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company (until 1995).

     LEONARD J. SALTIEL, 44, Vice President since 1994. Managing Director, Operations and Service, Phoenix Equity Planning Corporation (since 1996). Vice President, the Phoenix Funds (since 1994), Phoenix Duff & Phelps Insti-tutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Vice President, National Securities & Research Corporation (until 1996). Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

     NANCY G. CURTISS, 45, Treasurer since 1994. Treasurer, Fund Accounting, Phoenix Equity Planning Corporation (since 1994). Treasurer, the Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

Certain Transactions

     Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are directors of the Fund and are also directors of Phoenix Investment Partners, Ltd. ("PXP"), an intermediate parent of the Fund's investment adviser, Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). Michael E. Haylon is an executive officer of the Fund and also a director of PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Mr. Francis E. Jeffries is a Director of the Fund and also a shareholder of PXP. By virtue of these individuals' relationships with the Fund and with PXP, under the proxy rules they are deemed to have a material interest in the Fund's investment advisory contract. Pursuant to the investment advisory contract between PIC and the Fund, PIC received $2.1 million in fees from the Fund in 1997.

Audit, Nominating and Executive Committees and Board of Directors' Meetings

     The Board of Directors has an Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Directors are elected.

     The members of the Audit Committee of the Fund include only Directors who are not interested persons of the Fund. The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the investment advisory agreement and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Directors. The Audit Committee currently consists of Messrs. E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended December 31, 1997.

     The Nominating Committee consists only of Directors who are not interested persons of the Fund. It recommends to the Board of Directors persons to be elected as Directors. The Nominating Committee held one meeting during the fiscal year ended December 31, 1997. The Nominating Committee currently consists of Messrs. Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Director. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director of the Fund.

     The Executive Committee consists of six Directors, four of whom are not interested persons of the Fund. The Executive Committee is empowered under
Article X of the Fund's By-Laws to act for the Board on matters that can be delegated to a committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. The Executive Committee meets on an as-needed basis as appro-priate between Board meetings. Currently, the Executive Committee consists of Messrs. E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris, James M. Oates and Herbert Roth, Jr.

     Four meetings of the Board of Directors were held during the fiscal year ended December 31, 1997. None of the Directors attended fewer than 75% of the meetings of the Board. Mr. Weicker attended 50% of the Audit Committee meetings held; no other Director attended fewer that 75% of the meetings of Committees of the Board.

     For services rendered to the Fund during the fiscal year ended December 31, 1997, persons serving as Directors during that period received an aggregate of $20,663 from the Fund as Directors' fees.

     Each Director who is not an "interested person" of the Adviser or any of its affiliates currently is entitled to a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. Director costs are allocated equally to each of the Series/Portfolios of the Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

     For the Fund's last fiscal year, the Directors received the following compensation:

                              COMPENSATION TABLE

                                                                                        Total
                                                                                     Compensation
                                                Pension or                            From Fund
                                                Retirement          Estimated          and Fund
                              Aggregate      Benefits Accrued         Annual         Complex (13
                            Compensation      as Part of Fund     Benefits Upon     Funds) Paid to
          Name                From Fund          Expenses           Retirement        Directors
------------------------   --------------   ------------------   ---------------   ---------------
Robert Chesek                 $  1,545                                                 $53,500
E. Virgil Conway              $  2,010                                                 $61,750
Harry Dalzell-Payne           $  1,755                                                 $53,750
Francis E. Jeffries           $  1,500*                                                $     0
Leroy Keith, Jr.              $  1,545                                                 $53,500
Philip R. McLoughlin          $      0                                                 $     0
Everett L. Morris             $  1,710*            None                None            $50,750
James M. Oates                $  1,710            for any            for any           $58,000
Calvin J. Pedersen            $      0           Director            Director          $     0
Herbert Roth, Jr.             $  2,085*                                                $64,750
Richard E. Segerson           $  1,770                                                 $60,250
Lowell P. Weicker, Jr.        $  1,688                                                 $60,500

     *This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan.

     At December 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161, $126,891 and $137,672,
respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


Voting Requirements

     In order to be elected, the nominees for Director must be approved by a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.


               THE DIRECTORS RECOMMEND A VOTE "FOR" THE ELECTION
                         OF THE NOMINEES FOR DIRECTORS

                                PROPOSAL NO. 2

              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Directors (including all of the Directors who are not interested persons of the Fund) have selected Price Waterhouse LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of Price Waterhouse LLP, auditors for the Fund for the fiscal year ended December 31, 1997, is not expected to be present at the meeting.

     The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.


Voting Requirements

     Ratification of the selection of Price Waterhouse LLP, independent accountants, as auditors of the Fund requires the approval of a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.


               THE DIRECTORS RECOMMEND A VOTE "FOR" RATIFICATION
                         OF THE SELECTION OF AUDITORS

              INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT

     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480, is the Fund's investment adviser.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

                            ADDITIONAL INFORMATION

Other Matters

     As of the date of this Proxy Statement, Fund's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

Shareholder Proposals

     Any proposal by a shareholder of the Fund intended to be presented at the 1999 Annual Meeting of Shareholders of the Fund must be received by the Fund at 101 Munson Street, Greenfield, Massachusetts 01301 no later than April 8, 1999.

     All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.


                                    By Order of the Board of Directors,


                                    G. JEFFREY BOHNE, Clerk

Greenfield, Massachusetts
August 4, 1998

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.
                                101 Munson Street
                         Greenfield, Massachusetts 01301

    Proxy for a Special Meeting in lieu of the Annual Meeting of Shareholders
                               September 10, 1998

                                      PROXY

     The undersigned shareholder of Phoenix Strategic Allocation Fund, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg, and William E. Keen III and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting in lieu of the Annual Meeting of Shareholders of the Fund to be held on September 10, 1998 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                     CONTROL NO:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposal

1. ELECTION OF DIRECTORS

To fix the number of Directors at twelve and elect Directors (except                     Withhold       For All
as marked to the contrary below)                                            For          Authority      Except
                                                                           [   ]           [   ]        [   ]

     R. Chesek, V. Conway, H. Dalzell-Payne, F. Jeffries, L.
     Keith, P. McLoughlin, E. Morris, J. Oates, C. Pedersen, H.
     Roth, R. Segerson and L. Weicker

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name. Unless authority is withheld to vote for all nominees, the persons named as proxies shall vote to fix the number of Directors at twelve.)



2. RATIFICATION OF SELECTION OF PRICE WATERHOUSE LLP                        For           Against       Abstain
AS AUDITORS                                                                [   ]           [   ]        [   ]


3. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting in lieu of the Annual Meeting.

|------------------------------------------------------------------------------|
|                                  |        |                            |     |
|                                  |        |                            |     |
|                                  |        |                            |     |
|------------------------------------------------------------------------------|

Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)      Date